UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2021

PACIFIC SPORTS EXCHANGE INC.
(Exact name of registrant as specified in its charter)

Delaware	333-230690	83-1189007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2149 Rio De Janeiro Ave., Punto Gorda, FL	33983
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 571-5562

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm.

Since 2018, Pinnacle Accountancy Group of Utah (“Pinnacle”) has been the independent registered public accounting firm of Pacific Sports Exchange Inc. (the “Company”). On October 29, 2021, the Board of Directors of the Company approved the dismissal of Pinnacle as the Company’s independent registered public accounting firm.

The reports of Pinnacle on the Company’s financial statements for the fiscal years ended August 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Pinnacle’s report for the fiscal year ended August 31, 2020 included a paragraph indicating there was substantial doubt about our ability to continue as a going concern.

During the fiscal year ended August 31, 2021 to the date of filing of this 8-K, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Pinnacle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Pinnacle would have caused Pinnacle to make reference thereto in its reports on the financial statements for such year. During the fiscal year August 31, 2020 and through the date of filing of this 8-K there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Pinnacle with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Pinnacle furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Pinnacle agrees with the statements related to them made by the Company in this report. The Company will file, as an exhibit to an amended 8-K, a copy of any letter Pinnacle provides to us in conjunction with this filing.

(b) On November 1, 2021, the Company engaged KCCW Accountancy Corp. with offices located in Diamond Bar, California (“KCCW”), as the Company’s independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal year ended August 31, 2021, and then through the date of this filing, neither the Company nor anyone acting on its behalf consulted with KCCW regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by KCCW on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement with Pinnacle or a reportable event with respect to Pinnacle.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

16.1*	Letter of Pinnacle Accountancy Group of Utah Dated November 2, 2021.

* Filed herewith

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PACIFIC SPORTS EXCHANGE INC.

DATED: November 2, 2021	By:	/s/ Timothy Conte
Timothy Conte
Chief Executive Officer and Chief Financial Officer (principal executive officer and principal financial officer )

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